Midwest Roadshow Maxim Group LLC February 11 and 12, 2019 energized … Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2017 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of realized mark-to-market gains (losses) and one-time charges, such as severance charges.

Overview

Chesapeake's Existing Service Areas Delaware and Maryland Natural Gas Transmission, Distribution and Marketing Propane Distribution, Sharp Autogas Florida Natural Gas Transmission, Distribution, and Marketing Mobile CNG Temporary Solutions Electricity Distribution CHP Plant (Electric Generation and Steam) Propane Distribution, Sharp Autogas Pennsylvania Natural Gas Transmission and Marketing Propane Distribution, Sharp Autogas Virginia Propane Distribution, Sharp Autogas Ohio Unregulated Natural Gas Transmission Source: CPK Annual Report 2017 *

Continuing to Build for the Future Capital Expenditures We have invested $1.36 billion in capital expenditures from 2008 to 2018 which has propelled our growth. Capital expenditures for 2019 currently budgeted at $167MM. *Excluding Hurricane Michael restoration cost which will be allocated between capital expenditures and storm reserve.

Delivering Consistent and Higher Returns Return on Equity Historical ROE   2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 - Before Tax Reform & MTM 2017 - After Tax Reform & MTM 2018* Regulated Energy 11.40% 10.17% 11.16% 10.73% 10.47% 10.48% 9.09% 10.62% 10.96% 9.66% 9.98% 10.76% Unregulated Energy 7.61% 25.58% 18.81% 17.74% 24.07% 32.30% 30.50% 21.06% 10.86% 13.42% 26.11% 14.39% Consolidated 11.03% 11.01% 11.82% 11.67% 11.57% 12.21% 12.24% 12.10% 11.32% 10.45% 12.56% 10.96% We have delivered top quartile ROEs over the long-term when compared to our peers / peer group. *Based upon $3.38 per share for 2018

Chesapeake CPK Performance Peer Group Electric & Combination Groups Median 9.14% Median 12.63% Capital Discipline and Efficiency Peer ROE vs. Capital Expenditures (October 2015 – September 2018)

Superior Earnings per Share Growth Eleven Years of Record Growth Affirm previous year end guidance for forecasted earnings per share growth of 17% plus in 2018 including tax reform and key projects (based upon 2017 Adjusted EPS of $2.89) 11 years of strong growth track record Reported Earnings 5-year EPS CAGR 8.4% 10-year EPS CAGR 9.9% Long-term EPS Growth Rates Through 2018 Estimated EPS of $3.38 *Represents 2017 Adjusted and 2018 Estimated . 10-year EPS Growth of 9.9% is 2.5 X Peer Group Median *

Above Average Dividend Growth Continues Dividend Growth Driven by Earnings Growth 5-year annualized dividend growth rate is 7.6 percent – in line with our 5-year CAGR in earnings through 2017 of 7.7 percent. 5-year average dividend payout is 43 percent. Our goal remains to provide above average growth in dividends, supported by growth in earnings per share. Payout Ratios based on Annualized Dividends compared to Basic Earnings per Share 2018 Payout Ratio based on Annualized Dividend compared to Adjusted 2017 EPS with 17% Growth in 2018 * 2017 Payout Ratio based on GAAP EPS was 36% *

Seek new development projects to serve new customers, provide new services and expand into new service areas. Invest in pipeline systems that provide natural gas service to downstream customers such as LDCs, cooperatives, municipalities, industrial end-users and power plants. Pursue expansion projects that serve long-term commercial and industrial customers. Invest in propane opportunities to access new markets with significant growth potential. Provide new complementary services to meet customer demand. Maintain our engaged culture through which employees continue to identify new opportunities for sustainable growth. We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Chesapeake Utilities Corporation Relentlessly Executing Our Strategy with Financial Discipline

Cultivating Profitable Growth

Natural Gas Transmission and Distribution Delmarva Natural Gas Distribution Growth and Expansion Past Organic growth focused on Kent/New Castle Counties, DE Present Growth into eastern Sussex County, DE and Cecil County, MD Conversion of existing propane customers in Worcester County, MD Future Continued expansion in growth areas of our service territory Looking for expansion opportunities in other areas of the Peninsula 1 1 1 2 2 2 3 3 3 2

Natural Gas Transmission Growth

Current Eastern Shore Natural Gas Large Projects

Piped natural gas would be available in Somerset County for the first time in history

2017 System Expansion Project Summary	
Est. Capital Investment	$117MM ($114MM to Date)
Est. Capital Spend Years	2017-2019
Annual Margin	$15.8MM (1-5) & $13.2MM (6-20)

Facilities

Miles of Pipeline/ Compression	~23 miles of pipeline looping in PA, MD and DE ~17 miles of new mainline extension and two pressure control stations in Sussex County, DE
Other Facilities	Upgrades to the TETCO interconnect 3,750 hp new compression-Daleville Station Two new pressure control stations
Total Capacity Increase (dt/d)	Total of 61,162 dt/d of additional firm natural gas transportation service with additional 52,500 dt/d of firm transportation service at certain ESNG receipt facilities

Status

- Primarily complete; remaining segments to be placed into service in the first half of 2019

Del-Mar Energy Pathway Project Summary	
Est. Capital Investment	$37.1MM
Est. Capital Spend Years	2018-2021
Annual Margin - Sussex, DE Annual Margin - Somerset, MD Total Annual Margin	$2.8 MM $2.3 MM $5.1 MM

Facilities

Miles of Pipeline/Compression	~6 miles of pipeline looping in DE ~13 miles of new mainline extension in Sussex County, DE and Somerset County, MD
Other Facilities	New pressure control station and new delivery stations in Sussex County, DE and in Somerset County, MD
Total Capacity Increase (dts/d)	Up to an aggregate of 14,300 dts/d

Status

- Continue development of the project's facilities and successfully obtain all required permitting
- FERC regulatory process; application submitted 09/14/18
- Participating in Maryland bidding process for Somerset County expansion; $2.3 annual million margin amount dependent upon State of Maryland awarding the contract

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CHESAPEAKE UTILITIES CORPORATION

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Florida Growth and Expansion Looking Back and Looking Forward 2012 2019 Past Growth focused on existing service territory for Natural Gas and Propane Focus on reliability projects for Electric Pipeline projects to serve affiliate distribution companies Pipeline project to serve customers outside of the existing distribution area Expand into new Natural Gas territories Grow Propane wholesale and export opportunities Combined Heat and Power operations Additional pipeline opportunities to serve high growth areas of the state Expand into the transportation of gas (Liquefied Natural Gas and Compressed Natural Gas) Expand output of existing Combined Heat and Power facility and develop additional units Expand into renewable energy sources Present Future

Gas Reliability Infrastructure Program (GRIP) Investment Spending and Timeline We have been proactive in upgrading our Florida systems in support of our focus on safety and reliability. Less than 25% of the combined system is in the queue for replacement.

Florida Natural Gas Transmission and Distribution

Three Significant Expansions

Northwest FL Expansion

- $6.5MM annual margin
- $44.3MM total capital invested
- In-service: May 2018

- PPC - 12" transmission pipeline to expand distribution service to Escambia County, Florida
- Anchor loads - City of Pensacola and Ascend Performance Materials
- Capacity-115,500 dts/day; Contracted-105,500 dts/day
- Opportunity to add additional customers

New Smyrna Beach Project

- $1.4MM annual margin
- $9MM total capital invested
- Partially in service; fully in-service during the 1st quarter of 2019

- PPC 14-mile transmission pipeline project serves FPU.
- Increased pressure and volume for FPU growing distribution system.
- Resolves a pipeline capacity constraint.

Western Palm Beach County Expansion

- $5.4MM annual margin
- $1.2MM margin in 2019
- $30MM total capital invested
- Mid-2019 in service

- Four PPC projects to serve FPU's natural gas distribution systems expansions in Palm Beach County.
- Resolves a pipeline capacity constraint.

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CHESAPEAKE UTILITIES CORPORATION

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Marlin CNG Capabilities One of the largest fleets of tube trailers dedicated to transportation of compressed natural gas (“CNG”) Nationwide service with primary focus on Gulf Coast Over 7 billion cubic feet of natural gas transported Provides temporary and emergency natural gas services Marlin provides a solution for gas pipeline and gas distribution systems while safety and integrity work is being performed. Spending on system integrity, reliability and safety has risen sharply and is expect to continue to rise given recent incidents and growing regulatory support for programs like “GRIP” in Florida. Unregulated Energy Growth Marlin CNG Services Acquisition Transaction Highlights Expect purchase to be accretive in 2019 $4.5 million in margin expected in 2019 Significant growth potential from existing equipment and investment in fleet expansion will accelerate future growth Marlin will operate as an unregulated subsidiary of Chesapeake Utilities The Marlin equipment and services are familiar to CPK. It is a business we understand…. targeted toward companies with which we have strong relationships.

Unregulated Energy Growth Aspire Energy – Growth Initiatives Consumers Gas Cooperative Focus on agricultural sector primarily in Western Ohio which is home to the largest corn production in the state. Areas also have large poultry facilities with year-round usage. Pursue commercial loads and other large volume industrial users. Target expansion in growth regions in the state. Transmission Opportunities Pursue intra/interstate pipeline opportunities preferably with associated downstream markets such as power plants, industrial consumers, and LDCs. Propane Services Upgrading existing processing plants’ Mechanical Refrigeration Units (MRU) to include depropanizers that will extract marketable propane onsite. Leveraging propane extracted by MRUs will position the company to initiate and grow wholesale/retail propane services. Positions the company to grow outside of existing footprint through Community Gas System (CGS) projects where natural gas infrastructure is readily available. Acquisitions Opportunistic acquisitions to expand our footprint and to enhance our system capabilities.

Sharp Energy Growth Story and Geographic Focus Sharp continues to grow organically within existing territories as well as expand geographically, with a focus on markets on the western shore of MD (Anne Arundel County and Baltimore County) and Wilmington, DE (Autogas and commercial focus) Expanding into Carroll County to support autogas/builder opportunities in the surrounding counties Added significantly to our customer base in PA with the Ohl acquisition Historic Service Territories (2001 – 2011) Current Service Territories (2018) 2001 2006 2011

Sharp Energy Growth Initiatives beyond Organic Growth Timely execution and communication have been our core attributes Maintain and develop builder relationships via dedicated staff to ensure seamless implementation Additional opportunities for temp heat and bulk residential gallon sales Autogas Strategic partners have been key Autogas technical services team is very capable Created a multi-fleet fueling station network to support refueling efficiency for our customers Recognized Autogas offering throughout the industry Start-ups Facilitates geographic expansion beyond existing service territories Accelerated gallon sales through builder relationships and Autogas opportunities Poultry Producers are increasing capacity on the Delmarva Peninsula Poultry producers see the value of quality of service and guarantee of supply Sharp has superior infrastructure and strong grower relations Most recent acquisition….acquired the propane operating assets from R.F. Ohl Fuel Oil, Inc. a family run oil, propane and HVAC company in December Operations will be integrated into Sharp’s Pennsylvania operations in Pocono and Allentown $1.2 million margin generated in 2018 …And Acquisitions Benefits of Ohl Acquisition Added 2,200 customers to Sharp’s 6,000 existing customers in PA Larger foundation from which to expand further Operational synergies, including supply Additional services and pricing programs can be offered to customers Community Gas Systems

Financial Review

Chesapeake Utilities Corporation 2018 Noteworthy Events Continue to generate superior growth in earnings per share Affirm previous guidance of 17% plus growth in 2018 over adjusted 2017 EPS 5-year compound annual growth in earnings per share would be 8.4% Provided superior dividend growth with retention for capital reinvestment and future growth upside 13.8% increase in 2018 indicated annual dividend to $1.48 per share 5-year compound annual dividend growth of 7.6 % Dividend payout remains below 45% Completed multiple Florida and Eastern Shore Natural Gas Pipeline projects expected to generate $23.5 million in annual margin going forward Proactively responded to Hurricane Michael; estimated total costs for restoration of $55-$60 million. Finalizing regulatory filing for restoration activities. Acquired the assets of Marlin CNG Services in Florida as well the propane assets of R.F. Ohl in Pennsylvania, adding $5.7 million of incremental margin in 2019

Earnings for the First Nine Months of 2018 up 21% over 2017 Key Drivers of Growth Year-to-Date: Regulated Energy Net Income Up $7.5MM, or approximately 29% year-to-date Eastern Shore Rate Case and 2017 System Expansion Project Northwest Pipeline Project and other Peninsula Pipeline Expansion Projects Return to More “Normal” Weather Natural Gas Distribution Growth Florida GRIP Electric Reliability Program Unregulated Energy Net Income Up approximately $496,000, or 8.7% year-to-date Propane Customer Growth, Autogas and Increased Service Revenues and Wholesale Margins Return to More “Normal” Weather Aspire Energy Growth Affirm previous guidance for forecasted 2018 earnings per share growth of 17% plus based upon 2017 Adjusted EPS of $2.89 (including the potential impact from Hurricane Michael). Year to Date 2018 Highlights

FERC (ESNG) Delaware (DE - DNG) Maryland (DNG- Sandpiper) Florida (FPU / CFG) Regulatory Liabilities related to Excess ADIT $13.2M, DPSC is reviewing Filing and Rates; Hearing Date 1/29/2019 Customer Rate reduction related to 35% to 21% Rate Change TCJA Impact YTD Refunded $902K, Rates Adjusted April 2018 Refunded $783K, Rates adjusted May 2018 Accrued $3.6M, Natural Gas has filed; Electric reached agreement with FPSC Accrued $854K, DPSC is reviewing Filing and Rates; Hearing Date 1/29/2019 $33.3M, FERC will address in next rate case filing. $7.9M, MPSC approved amortization and rate reduction May 2018 $42.1M, Natural Gas has filed; Electric reached agreement with FPSC Status of Tax Rate Reserves for Refunds to Rate payers

Strong Balance Sheet to Support Future Growth Total Capitalization has Nearly Doubled in Five Years Equity/Permanent Capitalization 70.3% 65.5% 70.6% 76.5% 71.1% 67.8% Equity/Total Capitalization 54.3% 54.0% 51.9% 55.4% 51.5% 49.5% * Short-Term Debt includes Current Portion of Long-Term Debt $1,027,801 $944,079 $805,010 $689,692 $556,148 $513,384 November 2018 $50 MM LTD Private Placement 3.58% - 20 Years December 2018 $30 MM LTD (term loan) LIBOR – 13 Months January 2019 Additional $30 MM LTD (term loan) LIBOR – 13 Months (in final documentation) August 2019 $100 MM LTD Private Placement 3.98% - 20 Years Target Equity to Total Capitalization Ratio of 50% - 60%

Looking Forward

Major Projects and Initiatives Expected to Produce $40.3 Million in Incremental Margin (2017 vs. 2019) $21,095 $19,173 (1) Gross margin amounts included in this table have been adjusted to exclude the impact of TCJA. The refunds and rate reductions implemented were or will be offset by lower Federal income taxes due to the TCJA.

Capital Spending Forecast Five year projection of up to $1B We now expect to invest $750MM-$1B over 5 years New projection has same $1B top range, however due to recent investments we are raising the low range from $600MM to $750MM

*Based on 2017 Adjusted Earnings per Share Key Assumptions: Capital Expenditures total target approximately $750MM-$1B Normal weather conditions Maintain target equity to total capitalization ratio of 50% to 60% Dividend Payout Ratio approximates 45% Dividend per share growth supported by earnings per share growth 7.8 – 9.5% CAGR Chesapeake Utilities Corporation Earnings Outlook: Expect Growth Well Above Industry

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500 Companies and Peer Group Chesapeake’s compound annual return has exceeded 14% for the past 3, 5, 10 and 20 years (through December 31, 2018) Source: Bloomberg

$1.4 billion in assets (also market capitalization): 84% regulated and 16% in unregulated complementary businesses Strong balance sheet and high retention rate for reinvestment CAGR in EPS of 8.4% (5 years) and 9.9% (10 years) Opportunity for continued growth at this level going forward Total return of just under 18% for 5 years and 10 years 5 Year dividend growth of 7.6% (13.8% increase in 2018) Focused on customer service, safety and reliability Proven ability to identify profitable growth opportunities $235MM in capital spending (current estimate for 2018) $167MM in capital spending budgeted for 2019 $750MM to $1 billion in targeted spending (2018-2022) Superior Earnings Growth Strong Foundation Energized Engaged Employees Positioned for Continued Growth Chesapeake Utilities Corporation Investment Proposition

Thank You Thomas E. Mahn Vice President & Treasurer tmahn@chpk.com 302.736.7656 Beth Cooper Senior Vice President & CFO bcooper@chpk.com 302.734.6022